UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

Revolution Medicines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39219	47-2029180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Saginaw Drive

Redwood City, California 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 481-6801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RVMD	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2020, the board of directors of Revolution Medicines, Inc. (the “Company”) approved bonus payments to each of the Company’s named executive officers in respect of performance for the year ended December 31, 2019. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Registration Statement on Form S-1 (File No. 333-235968) (the “Registration Statement”) because the amount of the bonuses had not been determined at the time the Registration Statement was declared effective by the Securities and Exchange Commission. In accordance with Item 5.02(f) of Form 8-K, the table below updates the “Non-equity incentive plan compensation” and “Total” columns in the Summary Compensation Table for the named executive officers previously set forth in the Registration Statement. No other amounts have changed.

2019 summary compensation table:

Name and principal position	Year	Salary	Bonus	Option awards(1)	Non-equity incentive plan compensation	All other compensation(2)	Total
Mark A. Goldsmith, M.D., Ph.D.	2019	$504,300	—	$3,808,974	$260,980	$2,000	$4,576,254
President and Chief Executive Officer	2018	489,567	—	582,915	232,500	—	1,304,982
Steve Kelsey, M.D.	2019	424,350	—	1,298,253	170,800	2,000	1,895,403
President, Research and Development	2018	405,000	—	81,934	152,150	—	639,084
Margaret Horn, J.D.	2019	384,375	—	1,662,587	166,150	2,000	2,215,112
Chief Operating Officer and General Counsel	2018	347,500	—	31,323	140,000	—	518,823

(1)

Amounts reported represent the aggregate grant date fair value of stock options granted to our named executive officers computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in the Registration Statement. The Company’s named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)	Represents Company matching contributions under the Company’s 401(k) plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTION MEDICINES, INC.

Date: March 20, 2020	By:	/s/ Mark A. Goldsmith
Mark A. Goldsmith, M.D., Ph.D.